Exhibit 10(m)(5)







                         OIL-DRI CORPORATION OF AMERICA

                    --------------------------------------


                                 FIRST AMENDMENT

                          DATED AS OF JANUARY 15, 2001

                                       TO

                             NOTE PURCHASE AGREEMENT

                           DATED AS OF APRIL 15, 1998

                    ---------------------------------------


                       RE: $25,000,000 6.55% SENIOR NOTES

                               DUE APRIL 15, 2013

                  FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

      THIS FIRST AMENDMENT dated as of January 15, 2001 (this "First Amendment") to the Note Purchase Agreement dated as of April 15, 1998 is among Oil-Dri Corporation of America, a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                                    RECITALS:

      A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of April 15, 1998 (the "Note Purchase Agreement"). The Company has heretofore issued the $25,000,000 6.55% Senior Notes due April 15, 2013 (the "Notes") pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

      B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

      C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

      D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

      Now, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1. AMENDMENT.

      1.1 Section 10.1 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

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         SECTION 10.1 FIXED CHARGES COVERAGE RATIO. The Company will not permit the Fixed Charges Coverage Ratio for any period of four consecutive fiscal quarters ending at any time during any period specified below to be less than the ratio set forth opposite such period:

                 PERIOD ENDING              RATIO

        November 1, 2000 - April 30, 2001  1.00 to 1

        May 1, 2001 - October 31, 2001     1.15 to 1

        November 1, 2001 - July 31, 2002   1.25 to 1

        August 1, 2002 and thereafter      1.50 to 1

SECTION 2. MISCELLANEOUS.

      2.1 This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

      2.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

      2.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      2.4 This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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      2.5 The execution hereof by the parties hereto shall constitute a contract among such parties for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                          OIL-DRI CORPORATION OF AMERICA

                                      By:______________________________




Accepted and Agreed to:               TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA



                                      By:______________________________




                                      CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY

                                      By CIGNA Investments, Inc.



                                      By:______________________________